Filed pursuant to Rule 497
File No. 333-178548

Supplement dated May 22, 2015
to
Prospectus dated April 30, 2015

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated April 30, 2015 (as supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect the entry by the Company’s structured subsidiary, HMS Funding, I LLC, into an amended and restated credit agreement with the Company, as equityholder and servicer, and Deutsche Bank AG, New York Branch, as Administrative Agent.
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This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces in their entirety the fourth, fifth, sixth and eighth paragraphs in the section entitled “Prospectus Summary-Credit Facilities” on pages 8-9 of the Prospectus (as supplemented) with the following:

On May 18, 2015, HMS Funding entered into an amended and restated credit agreement (the “A&R HMS Funding Facility”) among HMS Funding, as borrower, the Company, as equity holder and as servicer, Deutsche Bank, as administrative agent, the HMS Funding Lenders and the Collateral Agent. The A&R HMS Funding Facility provides for an initial borrowing capacity of $225 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the A&R HMS Funding Facility.

Under the A&R HMS Funding Facility, interest is calculated as the sum of the one-month LIBOR plus the applicable margin of 2.50%. The A&R HMS Funding Facility provides for a revolving period until December 3, 2016, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on the maturity date. During the amortization period, HMS Funding cannot borrow any remaining unfunded commitment, the applicable margin will increase by 0.25%, and a portion of interest income and all principal collections are applied to the outstanding loan balance. Any outstanding loan balance is due on the maturity date. Additionally, HMS Funding will pay a utilization fee equal to 2.50% of the undrawn amount of the required utilization, which from and including the date 90 days after the effective date of the A&R HMS Funding Facility was 75% of the loan commitment amount until the end of the revolving period.

HMS Funding’s obligations under the A&R HMS Funding Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The A&R HMS Funding Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The A&R HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the A&R HMS Funding Facility. As of March 31, 2015 and December 31, 2014, we are not aware of any instances of noncompliance with covenants related to the HMS Funding Facility.

As of May 20, 2015, we had $85 million outstanding and $30 million available under our Syndicated Credit Facility and had $215 million outstanding and $10 million available under the A&R HMS Funding Facility (not including the accordion feature of either of our Credit Facilities), both of which we estimated approximated fair value and subject to certain limitations and the asset coverage restrictions under the 1940 Act.

RISK FACTORS

This supplement replaces in its entirety the risk factor entitled “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Syndicated Credit Facility or the HMS Funding Facility.” on page 37-38 of the Prospectus (as supplemented) with the following:

We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Syndicated Credit Facility or the A&R HMS Funding Facility.

On March 11, 2014, we entered into a $70 million senior secured credit facility (as amended from time to time, the “Syndicated Credit Facility”) with Capital One, National Association (“Capital One”) as the administrative agent, and other banks as participants (together with Capital One, the “Lenders”) in the Facility. The Syndicated Credit Facility amended and restated in its entirety a pre-existing $15 million senior secured revolving credit facility with Capital One. The Syndicated Credit Facility has an accordion provision allowing increases in borrowing of up to $150 million, subject to certain conditions. On September 22, 2014, we and the Lenders entered into a Second Amendment to the Syndicated Credit Facility increasing the revolver commitments to $105 million. On May 13, 2015, we and the Lenders entered into a Third Amendment to the Syndicated Credit Facility increasing the revolver commitments to $115 million. The maturity date of the Syndicated Credit Facility is March 11, 2017, subsequent to which we have two, one-year extension options, with Lender approval.

On May 18, 2015, our wholly-owned subsidiary, HMS Funding I LLC, a Delaware limited liability company (“HMS Funding”), entered into a credit agreement (the “A&R HMS Funding Facility”) among HMS Funding, the Company, as equityholder and servicer, Deutsche Bank AG, New York Branch (“Deutsche Bank”), and the financial institutions party thereto as lenders (together with Deutsche Bank, the “HMS Funding Lenders”). The A&R HMS Funding Facility amended and restated, in its entirety, a pre-existing credit agreement dated June 2, 2014 among the parties.  The A&R HMS Funding Facility provides for an initial borrowing capacity of $225 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the A&R HMS Funding Facility. The A&R HMS Funding Facility matures on June 3, 2019.

As of May 20, 2015, we had borrowings of $85 million outstanding on our Syndicated Credit Facility and had borrowings of $215 million outstanding on the A&R HMS Funding Facility.

There can be no guarantee that we will be able to expand, extend or replace the Syndicated Credit Facility or the A&R HMS Funding Facility on terms that are favorable to us, if at all. Our ability to expand the Syndicated Credit Facility and the A&R HMS Funding Facility, and to obtain replacement financing at the time of maturity, will be constrained by then-current economic conditions affecting the credit markets.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. Stated differently, the amount of our total borrowings and other senior securities as a percentage of our total assets cannot exceed 50%. If this ratio declines below 200%, we cannot incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so.

Additionally, in March of 2012, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency (the “Agencies”) jointly issued final guidelines on leveraged lending transactions conducted by regulated financial institutions (the “Leveraged Lending Guidance”). The Leveraged Lending Guidance outlines for Agency-supervised institutions high-level principles related to safe-and-sound leveraged lending and contains the Agencies' minimum expectations for a risk management framework that financial institutions should have in place. The Leveraged Lending Guidance provides only common definitions of leveraged lending and directs financial institutions to define leveraged lending in their internal policies. Therefore, banks or other financial institutions that provide financing to a BDC could determine that such financing constitutes leveraged lending under their leveraged lending policies. This would impose heightened regulatory requirements on such banks and other financial institutions when they make loans or provide other financing to a BDC, which may make financing more expensive and less available to BDCs. In November of 2014, the Agencies issued “Frequently Asked Questions (FAQ) for Implementing March 2013 Interagency Guidance on Leveraged Lending” that were designed to foster industry and examiner understanding of the Leveraged Lending Guidance and supervisory expectations for safe and sound underwriting and to promote consistent application of the Leveraged Lending Guidance. With regard to BDCs, the FAQ for example states that the risk management and reporting aspects of the Leveraged Lending Guidance should be applied to underlying loans in structured transactions if an institution originates or retains credit risk in the individual loans. If the financial institution originates or participates in a loan to a BDC that holds leveraged loans, then the loan to the BDC constitutes indirect exposure that should be measured and reported as a leveraged loan. The full impact of the Leveraged Lending Guidance and the FAQ is still uncertain, but it is possible that financing may become more expensive for us and banks or other financial institutions may be less willing to engage in leveraged lending, making it more difficult to obtain financing. In the event that we are not able to maintain the Syndicated Credit Facility and the A&R HMS Funding Facility, or to expand, extend or refinance the Syndicated Credit Facility or the A&R HMS Funding Facility, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

This supplement replaces in its entirety the risk factor entitled “In addition to regulatory limitations on our ability to raise capital, our Syndicated Credit Facility and the HMS Funding Facility (together, the “Credit Facilities”) contain various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facilities, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions..” on page 38 of the Prospectus (as supplemented) with the following:

In addition to regulatory limitations on our ability to raise capital, our Syndicated Credit Facility and the A&R HMS Funding Facility (together, the “Credit Facilities”) contain various covenants, which, if not complied with, could accelerate our repayment obligations under the Credit Facilities, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our operations. The Syndicated Credit Facility contains affirmative and negative covenants usual and customary for leveraged financings, including, but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0 (ii) maintaining an asset coverage ratio of at least 2.25 to 1.0 and (iii) maintaining a minimum consolidated tangible net worth, excluding Structured Subsidiaries, of at least $50 million, and the A&R HMS Funding Facility contains affirmative and negative covenants usual and customary for leveraged financings, including but not limited to maintaining a positive tangible net worth and limitations on industry concentration. Further, the Syndicated Credit Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) a material adverse change in the Company’s business; or (iv) breach of any covenant, representation or warranty in the loan agreement or other credit documents and failure to cure such breach within defined periods and the A&R HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the A&R HMS Funding Facility. Additionally, the Syndicated Credit Facility requires us to obtain written approval from the administrative agent prior to entering into any material amendment, waiver or other modification of any provision of the Advisory Agreement. The Syndicated Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set out in the Syndicated Credit Facility. Our continued compliance with the covenants contained in the Credit Facilities depends on many factors, some of which are beyond our control, and there are no assurances that we will continue to comply with these covenants. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the Syndicated Credit Facility or the A&R HMS Funding Facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

This supplement replaces in its entirety the second paragraph of the risk factor entitled “Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.” on page 38 of the Prospectus (as supplemented) with the following:

As of May 20, 2015, we had borrowings of $85 million outstanding on our Syndicated Credit Facility and had borrowings of $215 million outstanding on the A&R HMS Funding Facility

SENIOR SECURITIES

This supplement adds the following as a new fifth paragraph in the section entitled “Senior Securities” on pages 48-49 of the

Prospectus (as supplemented) with the following:

On May 18, 2015, HMS Funding entered into an amended and restated credit agreement (the “A&R HMS Funding Facility”) among HMS Funding, as borrower, the Company, as equity holder and as servicer, Deutsche Bank, as administrative agent, the HMS Funding Lenders and the Collateral Agent. The A&R HMS Funding Facility provides for an initial borrowing capacity of $225 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the A&R HMS Funding Facility.

This supplement replaces in their entirety the fifth, sixth and eighth paragraphs in the section entitled “Senior Securities” on pages 48-49 of the Prospectus (as supplemented) with the following:

Under the A&R HMS Funding Facility, interest is calculated as the sum of the index plus the applicable margin of 2.50%. If the A&R HMS Funding Facility is funded via an asset backed commercial paper conduit, the index will be the related commercial paper rate; otherwise, the index will be equal to one month LIBOR. HMS Funding also pays a commitment fee on the undrawn amount of commitments of 0.40% per annum, depending on the utilization of the loan commitment amount. Additionally, HMS Funding will pay a utilization fee equal to 2.50% of the undrawn amount of the Required Utilization, as defined in the A&R HMS Funding Facility. The A&R HMS Funding Facility provides for a revolving period until December 3, 2016, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on June 3, 2019, the maturity date. During the amortization period, the applicable margin will increase by 0.25%.

HMS Funding’s obligations under the A&R HMS Funding Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The A&R HMS Funding Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The A&R HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the A&R HMS Funding Facility.

As of May 20, 2015, we had approximately $85.0 million outstanding and $30.0 million available under our Syndicated Credit Facility and $215.0 million outstanding and $10.0 million available under the A&R HMS Funding Facility subject to the asset coverage restrictions under the 1940 Act, as discussed below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement adds the following as a new sixth paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Capital Resources” on pages 65-67 of the Prospectus (as supplemented) with the following:

On May 18, 2015, HMS Funding entered into an amended and restated credit agreement (the “A&R HMS Funding Facility”) among HMS Funding, as borrower, the Company, as equity holder and as servicer, Deutsche Bank, as administrative agent, the HMS Funding Lenders and the Collateral Agent. The A&R HMS Funding Facility provides for an initial borrowing capacity of $225 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the A&R HMS Funding Facility.

This supplement replaces in their entirety the sixth, seventh and eighth paragraphs in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Capital Resources”” on pages 65-67 of the Prospectus (as supplemented) with the following:

Under the A&R HMS Funding Facility, interest is calculated as the sum of the one-month LIBOR plus the applicable margin of 2.50%. The A&R HMS Funding Facility provides for a revolving period until December 3, 2016, unless otherwise extended with the consent of the HMS Funding Lenders. The amortization period begins the day after the last day of the revolving period and ends on June 3, 2019, the maturity date. During the amortization period, HMS Funding cannot borrow any remaining unfunded commitment, the applicable margin will increase by 0.25%, and a portion of interest income and all principal collections are applied to the outstanding loan balance. Any outstanding loan balance is due on the maturity date. Additionally, HMS Funding will pay a utilization fee equal to 2.50% of the undrawn amount of the required utilization, which from and including the date 90 days after the effective date of the A&R HMS Funding Facility was 75% of the loan commitment amount until the end of the revolving period. HMS Funding also pays an undrawn fee on the amount of commitments of 0.40% per annum, depending on the utilization of the loan commitment amount. A loan commitment amount subject to the utilization fee will not be subject to the undrawn fee.

HMS Funding’s obligations under the A&R HMS Funding Facility are secured by a first priority security interest in its assets, including all of the present and future property and assets of HMS Funding. The A&R HMS Funding Facility contains affirmative and negative covenants usual and customary for credit facilities of this nature, including, but not limited to maintaining a positive tangible net worth, limitations on industry concentration and complying with all applicable laws. The A&R HMS Funding Facility contains usual and customary default provisions including, without limitation: (i) a default in the payment of interest and principal; (ii) insolvency or bankruptcy of the Company; (iii) the occurrence of a change of control; or (iv) any uncured breach of a covenant, representation or warranty in the A&R HMS Funding Facility. As of March 31, 2015 and December 31, 2014, we are not aware of any instances of noncompliance with covenants related to the HMS Funding Facility.

As of May 20, 2015, we had $85 million outstanding and $30 million available under our Syndicated Credit Facility and had $215 million outstanding and $10 million available under the A&R HMS Funding Facility (not including the accordion feature of either of our Credit Facilities), both of which we estimated approximated fair value and subject to certain limitations and the asset coverage restrictions under the 1940 Act.

This supplement inserts the ninth paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Recent Developments and Subsequent Events” on page 69 of the Prospectus (as supplemented) with the following:

On May 18, 2015, our wholly owned structured subsidiary entered into an amended and restated credit facility with Deutsche Bank as administrative agent.